REGULATION S SUBSCRIPTION AGREEMENT
AND INVESTMENT REPRESENTATION

This Regulation S Subscription and Investment Representation is entered into this 25th day of November, 2014 among Aoxin Tianli Group, Inc.,  a British Virgin Islands corporation (the “Company”),  and the subscribers whose name appear on the signature page(s) hereto (the “Investors”).

Preliminary Statement

The Company has offered the Investors the opportunity to purchase a total of 4,600,000 common shares of the Company for $2.40 per share, to be paid in cash at the closing and each of the Investors has agreed to do so on the terms and conditions set forth herein. The number of common shares to be purchased by each Investor (the “Shares”) and the purchase price for those Shares (the “Purchase Price”) is set forth on the signature page.

NOW THEREFORE, intending to be legally bound the parties hereto agree as follows:

SECTION 1

1.1           Subscription.

The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Shares set forth on the signature page for the Purchase Price, which is equivalent to $2.40 per Share, and the Company, intending to be legally bound, hereby agrees to issue the Shares to the Investor against receipt of the Purchase Price.

SECTION 2

2.1           Closing.  The closing (the "Closing") of the purchase and sale of the Shares, on the terms and subject to the conditions set forth in this subscription agreement, shall occur simultaneously with the acceptance by the Company of the Investor's subscription, as evidenced by the Company’s execution of this Subscription Agreement.  The parties have agreed that the Closing shall take place no later than November 28 2014.  At the Closing the Investor will deliver the Purchase Price to the Company and, within five days, the Company will deliver to the Investor a certificate representing the Shares registered in the name of the Investor.   With the consent of the Company, not to be unreasonably withheld, the Investor can satisfy his obligation to pay the Purchase Price at Closing by paying the amount in Renminbi equal to the dollar amount of the Purchase Price.

SECTION 3

3.1           Investor Representations and Warranties.   The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)           Investment Purposes.  The Investor is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" laws. No other person has a direct or indirect beneficial interest in, and the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the Investor is subscribing that would be in violation of the Securities Act or any state securities or "blue-sky" laws.

(b)           Authority.  The Investor has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Investor.

(c)           Investment Experience.  The Investor, or the Investor’s professional advisors, has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Subscription Agreement. By reason of the business and financial experience of the Investor or his professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Investor can protect his own interests in connection with the transactions described in this Subscription Agreement.

(d)           Exemption from Registration.  The Investor acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the Investor made herein, the Investor further represents and warrants to and agrees with the Company and its affiliates that the Investor has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(e)           No Other Company Representations.  No representations or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the Investor is not relying upon any representations other than those contained herein.

(f)           Compliance with Laws.  Any resale of the Shares during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Investor will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

(g)           Regulation S Exemption.  The Investor understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares.  In this regard, the Investor represents, warrants and agrees that:

   (1)           The Investor is not a U.S. Person (as defined in the Securities Act) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person.

  (2)           At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Investor was outside of the United States.

              (3)    The Investor will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

  (4)  The Investor will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

   (5)   The Investor was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(m)           Neither the Investor nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

   (6)           The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

    (7)           Neither the Investor nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Investor agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(h)           Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A)           “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)           “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(C)           “TRANSFER OF THESE SECURITIES PRIOR TO NINE MONTHS FROM THE DATE OF THIS CERTIFICATE IS PROHIBITED.  THEREAFTER, THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED FOR A PRICE OF LESS THAN $2.40 PER SHARE OR UPON THE DEATH OF THE HOLDER HEREOF.  IN THE EVENT OF THE TRANSFER OF THESE SECURITIES UPON THE DEATH OF THE HOLDER, THE TRANSFER OF THESE SECURITIES BY THE TRANSFEREE WILL BE SUBJECT TO THE FOREGOING RESTRICTIONS.”

The Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Shares set forth in this Section.

(i)           Receipt of Information.  The Investor has received all documents, records, books and other information pertaining to the Investor’s investment in the Company that has been requested by the Investor.

(j)           No Reliance.  Other than as set forth herein, the Investor is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares.  The Investor has consulted, to the extent deemed appropriate by the Investor, with the Investor’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that her investment in the Shares is suitable and appropriate for the Investor.

(k)           No Governmental Review.  The Investor is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

SECTION 4

(a)       Investor Covenant Restricting Transfer of Shares. The Investor covenants and agrees with the Company that he will not or otherwise transfer, other than in accordance with applicable law upon his death, all or any portion of the Shares (i) for a period of nine months commencing on the date of the Closing or (ii) thereafter at a price of less than $2.40 per share (subject to adjustment in the event of any stock splits).  In the event of the transfer of the Shares upon the death of the Investor, the transfer of the Shares by the transferee will be subject to the foregoing restrictions.

          (b)                      Use of Proceeds. The Company will use the proceeds from the sale of the Shares to implement the Company’s diversification strategy and acquire large-sized enterprises.

SECTION 5

5.1           Company’s Representations and Warranties.  The Company represents and warrants to the Investor as follows:

(a)            Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the British Virgin Islands.

(b)           Authority.   (a)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c)           Exemption from Registration; Valid Issuances.  The Shares, in accordance with the terms and on the bases of the representations and warranties of the Investor set forth herein, may and shall be properly issued by the Company to the Investor pursuant to any applicable federal or state law. When issued and paid for as herein provided the Shares shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company. The Shares shall not subject the Investor to personal liability by reason of the ownership thereof.

(d)           No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

SECTION 6

6.1             Indemnity.  The Investor agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with this transaction.

6.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, prepaid, with a recognized international courier service,  (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent as provided in clause (a), (in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

6.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

6.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

6.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

6.7           Assignability.  This Agreement is not transferable or assignable by the Investor.

6.8             Further Assurances.  Upon request from time to time, the Investor shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith.

[signature page is on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

/s/ Kai Xiao Kai Xiao

Number of Shares: 1,500,000
Purchase Price: $3,600,000

Address: No.3, Floor 2, No.51-23 MachangErlu, Jianghan District,Wuhan City, Hubei, China

Identification Number:

China:  420103197905044919

US: N/A

ACCEPTANCE OF SUBSCRIPTION

ACCEPTED BY:
Aoxin Tianli Group, Inc.

By:    /s/ Ping Wang
             Ping Wang
      Chairman and CEO

Address:

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

/s/Wei Huang Wei Huang

Number of Shares: 1,500,000
Purchase Price: $3,600,000

Address: No.1, Floor 4, No.198 Chongrenxiaolu, Qiaokou District, Wuhan City, Hubei, China

Identification Number: 42010419680222163 8

China:

US: N/A

ACCEPTANCE OF SUBSCRIPTION

ACCEPTED BY:
Aoxin Tianli Group, Inc.

By:   /s/ Ping Wang
             Ping Wang
      Chairman and CEO

Address:

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

/s/ Yingjian Li Yingjian Li

Number of Shares: 800,000
Purchase Price: $1,920,000

Address: No.2, Floor 2, No.104-2 Zhaojiatiao, Jiang'an District,Wuhan City, Hubei, China

Identification Number: 420103197312122010

China:

US: N/A

ACCEPTANCE OF SUBSCRIPTION

ACCEPTED BY:
Aoxin Tianli Group, Inc.

By:    /s/ Ping Wang
             Ping Wang
      Chairman and CEO

Address:

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

/s/ Ruinao Yang Ruinao Yang

Number of Shares: 800,000
Purchase Price: $1,920,000

Address: No.1, Floor 2, No.4 YongqingErxiang, Qiaokou District, Wuhan City, Hubei, China

Identification Number: 420104196812283314

China:

US: N/A

ACCEPTANCE OF SUBSCRIPTION

ACCEPTED BY:
Aoxin Tianli Group, Inc.

By:   /s/ Ping Wang
             Ping Wang
      Chairman and CEO

Address:

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010